UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2006
                                                           -------------

                             ONEIDA FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

          Federal                     000-25101                  16-1561678
----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 363-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 28, 2006, Oneida Financial Corp. completed its acquisition of the assets of BCG, LLC. A press release is attached as an exhibit to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits.

            Exhibit No.                            Description
            -----------                            -----------

             99.1                   Press   Release   dated   June   28,   2006,
                                    announcing   the  completion  of  the  asset
                                    acquisition.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ONEIDA FINANCIAL CORP.



DATE:  June 28, 2006                        By:  /s/ Eric E. Stickels
                                                -----------------------------
                                                Eric E. Stickels
                                                Executive Vice President
                                                  and Chief Financial Officer

EXHIBIT INDEX


            99.1 Press Release dated June 28, 2006, announcing the completion of the asset acquisition.